EXHIBIT 24



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Ameritech Corporation, the Corporation, and SBC Delaware, Inc., dated May 10, 1998; and

    WHEREAS, the undersigned is an officer and a director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or will lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the date set forth below.



/s/Edward E. Whitacre, Jr.                                          May 27, 1998
---------------------------------------           ------------------------------
   Edward E. Whitacre, Jr.                                             Date
   Chairman of the Board and
   Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Ameritech Corporation, the Corporation, and SBC Delaware, Inc., dated May 10, 1998; and

    WHEREAS, the undersigned is an officer and a director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or will lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the date set forth below.




/s/Royce S. Caldwell                                              May 27, 1998
------------------------------------------------  ------------------------------
   Royce S. Caldwell                                                   Date
   President -- SBC Operations and Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the issuance of shares of the Corporation's Common Stock pursuant to the merger agreement among Ameritech Corporation, the Corporation, and SBC Delaware, Inc., dated May 10, 1998; and

    WHEREAS, each of the undersigned is a director of the Corporation;

    NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or will lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the date set forth below.



/s/Clarence C. Barksdale                                            May 29, 1998
-------------------------------------        -----------------------------------
   Clarence C. Barksdale                                   Date
   Director



/s/August A. Busch III                                             May 27, 1998
-------------------------------------        -----------------------------------
   August A. Busch III                                     Date
   Director



/s/Ruben R. Cardenas                                               May 27, 1998
-------------------------------------        -----------------------------------
   Ruben R. Cardenas                                       Date
   Director



/s/William P. Clark                                                May 27, 1998
-------------------------------------        -----------------------------------
   William P. Clark                                        Date
   Director



/s/Martin K. Eby, Jr.                                              May 28, 1998
-------------------------------------        -----------------------------------
   Martin K. Eby, Jr.                                      Date
   Director



/s/Herman E. Gallegos                                               May 28, 1998
-------------------------------------        -----------------------------------
   Herman E. Gallegos                                      Date
   Director

/s/Jess T. Hay                                                      May 28, 1998
-------------------------------------        -----------------------------------
   Jess T. Hay                                             Date
   Director



/s/Bobby R. Inman                                                   May 30, 1998
-------------------------------------        -----------------------------------
   Bobby R. Inman                                          Date
   Director



/s/Charles F. Knight                                                May 26, 1998
-------------------------------------        -----------------------------------
   Charles F. Knight                                       Date
   Director



/s/Mary S. Metz                                                    May 28, 1998
-------------------------------------        -----------------------------------
   Mary S. Metz                                            Date
   Director



/s/Haskell M. Monroe, Jr.                                           May 27, 1998
-------------------------------------        -----------------------------------
   Haskell M. Monroe, Jr.                                  Date
   Director



/s/Toni Rembe                                                      June 3, 1998
-------------------------------------        -----------------------------------
   Toni Rembe                                              Date
   Director



/s/S. Donley Ritchey                                                May 29, 1998
-------------------------------------        -----------------------------------
   S. Donley Ritchey                                       Date
   Director



/s/Richard M. Rosenberg                                            May 27, 1998
-------------------------------------        -----------------------------------
   Richard M. Rosenberg                                    Date
   Director



/s/Carlos Slim Helu                                                June 2, 1998
-------------------------------------        -----------------------------------
   Carlos Slim Helu                                        Date
   Director



/s/Patricia P. Upton                                               May 27, 1998
-------------------------------------        -----------------------------------
   Patricia P. Upton                                       Date
   Director